May 1, 2018 (Supplemented December 18, 2018)

Walden SMID Cap Fund (WASMX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, both dated May 1, 2018, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.btim.com. You also can obtain this information at no cost by calling 1-800-282-8782 x7050, sending an email request to mfinformation@bostontrust.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from The Boston Trust & Walden Funds or from your broker-dealer or other financial intermediary. Instead, the reports will be made available on the Funds’ website (www.btim.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your broker-dealer or other financial intermediary or by calling the Funds at 1-800-282-8782 x7050.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a broker-dealer or other financial intermediary, you can inform the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-282-8782 x7050 or email mfinformation@bostontrust.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with The Boston Trust & Walden Funds or your broker-dealer or other financial intermediary.

Investment Goals

The Walden SMID Cap Fund seeks long-term capital growth through an actively managed portfolio of stocks of small and middle capitalization (“smid cap”) companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden SMID Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver and/or Expense Reimbursement(1)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

(1)         Boston Trust Investment Management, Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets through May 1, 2019 (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Adviser may seek recoupment of fees waived and expenses reimbursed within three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses, or the limitation in place at the time of initial waiver/reimbursement. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$336	$588	$1,310

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 31.92% of the average value of the portfolio.

www.btim.com	www.waldenassetmgmt.com

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of domestic equity securities of small and mid cap companies. Equity securities include common stock. “Assets” means net assets, plus the amount of borrowing for investment purposes. Shareholders will be given 60 days advance notice of any change to this policy. For these purposes, the Adviser defines small and mid cap issuers as those with market capitalizations within the range encompassed by the Russell 2500TM Index at the time of purchase. The size of companies in the Russell 2500TM Index may change with market conditions. In addition, changes to the composition of the Russell 2500TM Index can change the market capitalization range of the companies included in the index. As of December 31, 2017, the market capitalization range of the Russell 2500TM Index was between $22.7 million and $21.7 billion. However, the Fund generally excludes securities with market capitalizations less than $500 million at time of purchase.

The Adviser evaluates financially material environmental, social, and governance (ESG) factors as part of the investment decision-making process for the Fund. The Fund is subject to screening criteria in which the Adviser excludes companies with significant exposure in specific products or services, considering their revenue dependence, market share, and severity. In addition, the Adviser utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of the Adviser or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of a Fund’s shares, can fluctuate — at times dramatically.

Small and Mid Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

ESG Criteria Risk: Because the Fund’s criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance. The Fund’s past performance is not an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.waldenassetmgmt.com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
1Q2013	3Q2015
9.71%	(9.05)%

For the period January 1, 2018 through March 31, 2018, the aggregate (non-annualized) total return for the Fund was 0.30%.

Average Annual Total Returns (as of December 31, 2017)	1 Year	5 Years	Since Inception (6/28/12)
Walden SMID Cap Fund
Before Taxes	16.94%	13.08%	13.85%
After Taxes on Distributions	16.29%	11.88%	12.75%
After Taxes on Distributions and Sale of Fund Shares	10.07%	10.15%	10.89%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	15.27%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

Investment Adviser:	Boston Trust Investment Management, Inc.
Lead Portfolio Manager:	Kenneth Scott, CFA, since 2012
Portfolio Managers:	Belinda Cavazos, CFA, Since 2017
Richard Q. Williams, CFA, Since 2017

Buying and Selling Fund Shares

Minimum Initial Investment:	$100,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust & Walden Funds

c/o Boston Trust & Investment Management Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust & Walden Funds, One Beacon Street, Boston, MA 02108), by telephone (1-800-282-8782, ext 7050), or through your investment representative. You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest — Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.